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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    Form 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
                          DATE OF REPORT - May 15, 2002
                        (Date of earliest event reported)


                          HONEYWELL INTERNATIONAL INC.
             (Exact name of Registrant as specified in its Charter)

              DELAWARE                              1-8974                            22-2640650
  (State or other jurisdiction of          (Commission File Number)                 (I.R.S. Employer
           incorporation)                                                         Identification Number)

101 COLUMBIA ROAD, P.O. BOX 4000, MORRISTOWN, NEW JERSEY                                 07962-2497
(Address of principal executive offices)                                                 (Zip Code)

       Registrant's telephone number, including area code: (973) 455-2000



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ITEM 5. OTHER EVENTS.


Effective May 13, 2002 The Bank of New York will no longer be acting as Transfer Agent, Registrar, or Dividend Reinvestment Agent for Honeywell International Inc. Our new agent, American Stock Transfer & Trust Company, will provide all stock transfer and dividend reinvestment services. Their toll-free telephone numbers, address, and website for shareowner account inquiries are as follows:

For General Information                                     For Dividend Reinvestment
American Stock Transfer & Trust Company                     American Stock Transfer & Trust Company
59 Maiden Lane                                              P.O. Box 922
New York, NY 10038                                          Wall Street Station
www.amstock.com                                             New York, NY 10269-0560
---------------                                             www.investpower.com
Shareowner Toll-Free line: 1-800-647-7147                  -------------------
World Wide:                1-718-921-8200                   Dividend Reinvestment Toll Free: 1-877-322-4948
Fax:                       1-718-236-2641



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: May 14, 2002

                                        Honeywell International Inc.


                                        By: /s/ Victor P. Patrick
                                            _____________________
                                            Victor P. Patrick
                                            Vice President, Secretary and
                                            Deputy General Counsel



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